SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                                 (Amendment No.)


Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]
Check the appropriate box:
   [ ]   Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   [X]   Definitive Proxy Statement
   [ ]   Definitive Additional Materials
   [ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       DATAMARINE INTERNATIONAL, INC.
-----------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


-----------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


   Payment of Filing Fee (Check the appropriate box):
   [x]   No fee required
   [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
         (1)   Title of each class of securities to which transaction applies:

               ---------------------------------------------------------------
         (2)   Aggregate number of securities to which transaction applies:

               ---------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               ---------------------------------------------------------------
         (4)   Proposed maximum aggregate value of transaction:

               ---------------------------------------------------------------
         (5)   Total fee paid:

               ---------------------------------------------------------------

   [ ]   Fee paid previously with preliminary materials.
   [ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)   Amount previously paid:

               ---------------------------------------------------------------
         (2)   Form, Schedule or Registration Statement No.:

               ---------------------------------------------------------------
         (3)   Filing party:

               ---------------------------------------------------------------
         (4)   Date Filed:

               ---------------------------------------------------------------


                       DATAMARINE INTERNATIONAL, INC.

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JUNE 6, 2000

To the Shareholders:

      The Annual Meeting of the Shareholders (the "Meeting") of DATAMARINE INTERNATIONAL, INC. (the "Company") will be held on Tuesday, June 6, 2000 at 10:00 a.m. at the offices of Davis Wright Tremaine LLP, 26th Floor, 2600 Century Square, 1501 Fourth Avenue, Seattle, Washington 98101, for the following purposes:

      1. To approve the adoption of the Datamarine International, Inc. 2000 Employee Stock Purchase Plan.

      2. To ratify the selection by the Board of Directors of Grant Thornton LLP as the Company's independent auditors for 2000.

      3. To consider and act upon any other business which may properly come before the Meeting and any adjournments or postponements thereof

      The Board of Directors has fixed the close of business on April 21, 2000 as the record date for the Meeting. All Shareholders of record on that date are entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

      All shareholders are cordially invited to attend the meeting in person. TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE, using the return envelope which requires no postage if mailed in the United States. You may also vote by telephone or Internet as described on the proxy card.

                                       By order of the Board of Directors,

                                       /s/ David C. Thompson
                                       David C. Thompson
                                       President, CEO and Secretary

Mountlake Terrace, Washington
May 2, 2000

A copy of the Annual Report of Datamarine International, Inc. for the year ended October 2, 1999 is being mailed with this Proxy Statement.


                       DATAMARINE INTERNATIONAL, INC.

                               PROXY STATEMENT

      This statement is furnished to shareholders of Datamarine International, Inc. (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of shareholders of the Company (the "Meeting") to be held on June 6, 2000, at the time and place set forth in the Notice of the Meeting, and at any adjournments or postponements thereof. The principal executive offices of the Company are located at 7030 - 220th Street S.W., Mountlake Terrace, Washington, 98043, telephone (425) 771-2182. The approximate date on which this Proxy Statement and form of proxy are first being sent to shareholders is on or about May 8, 2000.

What is the purpose of the meeting?

      At the Company's Meeting, shareholders will act upon matters outlined in the accompanying notice of meeting, including the approval of the 2000 Employee Stock Purchase Plan and the ratification of the selection of independent auditors. In addition, the Company's management will report on the performance of the Company during fiscal 1999 and respond to questions from shareholders.

Who is entitled to vote?

      Only shareholders of record at the close of business on the record date, April 21, 2000, are entitled to receive notice of the Meeting and to vote the shares of Common Stock they held on that date at the Meeting, or any postponement or adjournment of the Meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

What constitutes a quorum?

      The holders of a majority in interest of all Common Stock issued, outstanding and entitled to vote are required to be present in person or be represented by proxy at the Meeting in order to constitute a quorum for the transaction of business. As of the record date, the Company had outstanding and entitled to vote 1,707,282 shares of Common Stock with a par value of $.01 per share. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered present at the meeting.

How do I vote?

      If the enclosed proxy is properly executed and returned, it will be voted in the manner directed by the shareholder. If you are a registered shareholder and attend the Meeting, you may deliver you completed proxy card in person. "Street name" shareholders who wish to vote at the Meeting will need to obtain a proxy form from the institution that holds their shares.

What are the Board's recommendations?

      Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

      * to approve the adoption of the Datamarine International, Inc. 2000 Employee Stock Purchase Plan; and

      * to ratify the selection by the Board of Directors of Grant Thornton LLP as the Company's independent auditors for 2000

      With respect to any other matter that properly comes before the Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

Can I change my vote after I return my proxy card?

      Yes. Any person giving the enclosed form of proxy has the power to revoke it by voting in person at the Meeting, or by giving written notice of revocation to the Secretary of the Company at any time before the proxy is exercised.

What vote is required to approve each item?

      Adoption of the Employee Stock Purchase Plan. A majority of the votes properly cast by or on behalf of the holders of all classes and series of the Company's outstanding capital stock, voting as a single class, is required to approve the 2000 Employee Stock Purchase Plan. Any action other than a vote for the proposal, including broker non-votes, will have the effect of a vote withheld with respect to the proposal.

      Ratification of Selection of Independent Auditors. A majority of the votes properly cast by or on behalf of the holders of all classes and series of the Company's outstanding capital stock, voting as a single class, is required to approve the selection of Grant Thornton LLP as the Company's independent auditors for 2000. Any action other than a vote for the proposal, including broker non-votes, will have the effect of a vote withheld with respect to the proposal.

      The Company will bear the costs of this solicitation. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of the Company (none of whom will receive any extra compensation for their activities) may also solicit proxies by telephone, mail and in person and arrange for brokerage houses and their custodians, nominees and fiduciaries to send proxies and proxy material to their principals at the expense of the Company.

                INFORMATION CONCERNING THE BOARD OF DIRECTORS

      Pursuant to the Articles of Incorporation of the Company, the Board of Directors is divided into three classes, with each class as nearly equal in number as possible. At each annual meeting, one of the classes is elected for a term of three years. The Company presently has a Board of Directors of two members. Peter Brown resigned as a director as of December 31, 1999 and his successor has not yet been nominated. Since Mr. Brown was the only director serving for a term ending in 2000, no director is standing for election at the Meeting. A nominee would normally be elected to serve for a term of three years commencing on the date of the Meeting and continuing until his or her successor is duly elected and qualified or until he sooner dies, resigns or is removed.

      Certain information as of April 21, 2000 regarding each director is set forth below, including such individual's age and principal occupation, a brief account of business experience during at least the last five years, and directorships held at other publicly held companies.

Serving for a term ending in 2001:


                                             Director    Position with Company or Principal
Name                                  Age     Since      Occupation During the Past Five Years
----                                  ---    --------    -------------------------------------

David C. Thompson                     70       1987      President and CEO of the Company since October 1997.
                                                         Secretary and Treasurer of the Company since March 1996.
                                                         Principal Financial and Accounting Officer of the Company
                                                         from 1995 to October 1997. President and CEO of SEA
                                                         Inc., a wholly owned subsidiary of the Company. Previously
                                                         President and CEO of Stephens Engineering Associates,
                                                         Inc., which was acquired by the Company in 1986.

Serving for a term ending in 2002:

Stephen W. Frankel                    54       1997      Since 1996, self-employed private investor. From 1988
                                                         through 1995, served in various capacities including
                                                         President, COO, Chairman and CEO of RETIX, a
                                                         manufacturer of networking products.


      During fiscal 1999 there were three meetings of the Board of Directors of the Company. All the Directors attended at least 75% of the aggregate of
(1) the total number of meetings of the Board and (2) the total number of the meeting held by committees of the Board on which they served. The Board of Directors does not have a nominating committee.

      The Company has an Audit Committee which reviews with the Company's independent auditors the scope of the audit for the year, the results of the audit when completed and the independent auditor's fees for services performed. The Audit Committee also recommends independent auditors to the Board of Directors and reviews with management various matters related to its internal accounting controls. During fiscal 1999 members of the Audit Committee were Peter D. Brown and Stephen W. Frankel. During fiscal 1999 there was one meeting of the Audit Committee.

      The Company has a Management Development Committee/Stock Option Committee which administers the Company's 1991 Stock Option Plan. The Management Development Committee/Stock Option Committee is responsible for reviewing and approving all options granted under the Company's 1991 Stock Option Plan, and administering, or supervising the administration of the Plan. During fiscal 1999 the members of the Management Development Committee/Stock Option Committee were Stephen W. Frankel and Peter D. Brown. During fiscal 1999 there were no meetings of the Management Development Committee/Stock Option Committee.

      The Company has a Strategic Planning & Acquisition Committee. The Strategic Planning & Acquisitions Committee has such powers and authority as are consistent with the By-Laws of the Company and as may be delegated to such Committee from time to time by the Board of Directors. During fiscal 1999 the members of the Strategic Planning & Acquisitions Committee were Peter D. Brown and Stephen W. Frankel. During fiscal 1999 there were no meetings of the Strategic Planning & Acquisitions Committee.

                          Compensation of Directors

How are directors compensated?

      Each non-employee director of the Company receives a fee of $500 per quarter plus $400 for each meeting of the Board of Directors attended. In addition, each non-employee director who serves on a committee of the Board receives $300 for each committee meeting attended (other than on the day of a Board meeting). Directors also receive reimbursement for out-of-pocket expenses relating to attendance at Board or committee meetings. Effective March 1996, each non-employee director also receives an immediately exercisable option to purchase 2,000 shares of the Company's Common Stock as of the date of each of the annual meetings of the Board of Directors. Such options have a per share exercise price equal to the fair market value of the Company's Common Stock at the time the option is granted.

                   PRINCIPAL HOLDERS OF VOTING SECURITIES

Who are the largest owners of the Company's stock? How much stock do the Company's directors and officers own?

      The following table sets forth information regarding the beneficial ownership (determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of the Company's Common Stock as of April 21, 2000 (unless otherwise indicated) by (a) each person known by the Company to beneficially own more than five percent of the outstanding shares of Common Stock, (b) each director of the Company who beneficially owns any shares,(c) each Named Officer (see "Executive Compensation"), and (d) all directors and officers as a group:


                              Name and Address                  Amount and Nature of      Percent
Title of Class               of Beneficial Owner               Beneficial Ownership(1)    of Class
--------------               -------------------               -----------------------    --------

Common Stock      Peter D. Brown                                     309,639(2)            18.1%
                  PO Box 2692
                  Palm Beach FL 33480

Common Stock      Ogdoad LLC                                         194,894(3)            11.3%
                  PO Box 1429
                  Pauma Valley CA 92061

Common Stock      David C. Thompson, President and Director          223,201(4)            12.6%
                  7030 - 220th Street S.W.
                  Mountlake Terrace WA 98043

Common Stock      Alta Subordinated Debt Partners III                196,785(5)            10.3%
                  One Post Office Square, Suite 3800
                  Boston MA 02109

Common Stock      Stephen W. Frankel, Director                       137,096(6)             8.0%
                  909 Via Mirada
                  Palos Verdes Estates CA 90274

Common Stock      Jan Kallshian, Chief Financial Officer              53,249(7)             3.1%
                  7030 - 220th Street S.W.
                  Mountlake Terrace WA 98043

Common Stock      All Directors and Executive Officers as a          413,546               23.0%
                  group (3 persons)

<F1>  Includes common shares which may be acquired upon exercise of options to purchase shares from the Company exercisable on or within 60 days of April 21, 2000.
<F2>  Represents 169,937 shares held of record, 8,000 shares subject to presently exercisable stock options, 21,050 shares held in trust for Mr. Brown's minor child, 18,564 shares held by a Retirement Plan Trust for Mr. Brown, and 92,088 shares held in trust for the Company's Employee Investment Plan for which Mr. Brown serves as a co-trustee. Mr. Brown disclaims beneficial ownership of the 18,564 shares held by his Retirement Plan Trust.
<F3>  Represents 179,854 shares held of record and 15,040 shares subject to presently exercisable Common Stock warrants. The General Manager of Ogdoad LLC is the father-in-law of Mr. Kallshian, the Company's Chief Financial Officer. Mr. Kallshian disclaims beneficial ownership of all such shares.
<F4>  Represents 60,471 shares held of record, 44,632 shares subject to presently exercisable stock options, 26,010 shares subject to presently exercisable Common Stock warrants, and 92,088 shares held in trust for the Company's Employee Investment Plan for which Mr. Thompson serves as a co-trustee.
<F5>  Represents common shares obtainable upon conversion of a subordinated convertible debenture into Preferred Stock which in turn is convertible into Common Stock.
<F6>  Represents 121,076 shares held of record, 6,000 shares subject to presently exercisable stock options and 10,020 shares subject to presently exercisable Common Stock warrants.
<F7>  Represents 46,569 shares held of record and 6,680 shares subject to presently exercisable Common Stock warrants.

                             EXECUTIVE OFFICERS

      The names of the executive officers of the Company, their positions and offices with the Company, and their ages are set forth below.


Name                 Age    Office

David C. Thompson    70     President and Chief Executive Officer
Jan Kallshian        45     Chief Financial Officer

      David C. Thompson was named President and CEO of the Company in October 1997. Mr. Thompson has been Secretary and Treasurer of the Company since March 1996, and served as the Company's Principal Financial and Accounting Officer from 1995 to October 1997. Mr. Thompson is also President and CEO of SEA Inc., a wholly owned subsidiary of the Company. Mr. Thompson was previously President and CEO of Stephens Engineering Associates, Inc., which was acquired by the Company in 1986.

      Jan Kallshian was named Chief Financial Officer of the Company in October 1997. Since April 1995 Mr. Kallshian has served as a consultant to the Company which included performing the duties of the Chief Financial Officer. Mr. Kallshian has over 17 years experience in the high technology manufacturing industry and has held positions in finance and general management. Mr. Kallshian is a CPA and was previously with the accounting firm of Coopers & Lybrand.

                           EXECUTIVE COMPENSATION

      The following table sets forth all compensation awarded to, earned by, or paid to the Company's Chief Executive officer and each of the Company's executive officers (other than the Chief Executive Officer) who served during the most recent fiscal year (the "Named Executive Officers") for all services rendered in all capacities to the Company and its subsidiaries for the Company's fiscal years ended October 2, 1999, October 3, 1998 and September 27, 1997.

                         Summary Compensation Table


                                                                        Long Term
                                                                      Compensation
                                                          Other          Awards
     Name and                   Annual Compensation       Annual      ------------    All Other
     Principal                 ---------------------    Compensa-        Stock        Compensa-
    Position(s)        Year    Salary($)    Bonus($)    tion($)(1)     Options(#)      tion($)
-----------------------------------------------------------------------------------------------

David C. Thompson      1999     116,991       -            -              -           9,943(2)
President and Chief    1998     115,608       -            -              -           3,408(2)
Executive Officer      1997     113,329       -            -              -           3,283(2)

Jan Kallshian,         1999     110,923       -            -              -               -
Chief Financial        1998     109,070       -            -              -               -
Officer                1997      78,790       -            -              -               -

--------------------
<F1>  In accordance with rules of the SEC the Company is not required to report the value of personal benefits for any year unless the aggregate dollar value exceeds the lesser of ten percent of the executive officer's salary and bonus or $50,000.
<F2>  Represents amounts contributed by the Company under its 401(k) Plan.

                      Option Grants in Last Fiscal Year

      The following table sets forth certain information regarding the grants of stock options to each of the Named Executive Officers during the fiscal year ended October 2, 1999.


                Number of       Percent of Total
               Securities           Options
               Underlying          Granted to       Exercise or       Market
             Options Granted      Employees in      Base Price     Price at Date    Expiration
    Name           (#)            Fiscal Year         ($/Sh)         of Grant          Date
----------------------------------------------------------------------------------------------

None


             Aggregated Option Exercises in Last Fiscal Year and
                        Fiscal Year End Option Values

      The following table sets forth information on option exercises by the Named Executive Officers during the fiscal year ended October 2, 1999, and the value of unexercised options held by the Named Executive Officers on October 2, 1999.


                                             Number of Shares Underlying
                      Shares                    Unexercised Options at       Value of Unexercised Options
                     Acquired                     October 2, 1999 (#)          at October 2, 1999($)(1)
                        On        Value      ----------------------------    ----------------------------
      Name           Exercise    Realized    Exercisable    Unexercisable    Exercisable    Unexercisable
---------------------------------------------------------------------------------------------------------

David C. Thompson      None        None        44,632            -              6,870            -

--------------------
<F1>  Value of unexercised options represents the difference between the exercise prices of the stock options and the closing price ($2.187 per share) of the Company's Common Stock on the OTC:BB on October 1, 1999, the last trading day of the Company's fiscal year. Only in-the-money options are considered in the calculation.

               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      During fiscal 1999, the Company paid interest of $36,901 on a subordinated loan of $344,697 made by Mr. Thompson to the Company. In connection with the same loan, Mr. Thompson was also granted warrants to purchase 21,880 shares of the Company's Common Stock.

      During fiscal 1999, the Company paid interest of $2,500 to members of Mr. Kallshian's family (as defined by SEC rules) on a subordinated loan of $200,000. Warrants to purchase 1,680 shares of the Company's Common Stock were granted in return for extending the maturity date. During 1999 the note holder exercised their right to convert the loan balance and accrued interest into 178,381 shares of the Company's Common Stock.

                                   ITEM 1

               ADOPTION OF THE DATAMARINE INTERNATIONAL, INC.
                      2000 EMPLOYEE STOCK PURCHASE PLAN

      In 1981, Datamarine shareholders first approved the 1980 Employee Stock Purchase Plan. Subsequently, shareholders have approved additional, consecutive renewals of the original stock purchase plan. The purpose of the 2000 Employee Stock Purchase Plan is to provide employees of the Company the opportunity to acquire a proprietary interest in the Company by providing favorable terms for them to purchase its stock.

      The Board of Directors believes that the availability of equity interests is significant in the Company's ability to attract, retain and motivate employees who are critical to the Company's long-term success, and that the adoption of the 2000 Employee Stock Purchase Plan will further the goal of providing employees with incentives to serve the Company. On March 30, 2000 the Board of Directors approved, and is proposing for shareholder approval, the adoption of the Datamarine International, Inc. 2000 Employee Stock Purchase Plan (the "Plan").

      The following summary describes features of the Plan. This summary is qualified in its entirety by reference to the specific provisions of the Plan, the full text of which is set forth as Appendix A.

      If approved by shareholders, the Plan will become effective October 1, 2000, and 100,000 shares of authorized common stock ($0.01 par value) will be reserved for issuance under the Plan. The 1980 Plan would be superseded and no additional shares would be issued thereunder after October 1, 2000. Unless the Plan is earlier terminated by the Board of Directors, it will continue until all of the shares available under the Plan have been exhausted.

      The Plan will permit employees to purchase Datamarine common stock through payroll deductions during consecutive semiannual offerings beginning October 1, 2000.

      Each Offering Period (the "Offering Period") under the Plan shall be six months in duration. The purchase price employees pay will be the lesser of 85% of the average market price for the five business days immediately preceding the first or last day of the Offering Period. Employees will be required to be enrolled in the Plan prior to an Offering Period in order to participate in that Offering Period. Plan enrollments or re-enrollments during an Offering Period will be effective as of the first day of the next Offering Period. An employee may decrease, but may not increase, his or her payroll deduction during an Offering Period. Employees enrolled in the 1980 Plan on the last day of that Plan will not be required to re-enroll. If the employee does not change the rate of payroll deductions, the rate of payroll deductions shall continue at the originally elected rate throughout the Offering Period and future Offering Periods.

      Eligible employees on each offering date will be able to purchase full shares through payroll deductions of up to10% of compensation, but in no event shall the fair market value of the shares purchased under the Plan by an employee, as measured as of the first day of each applicable Offering Period, exceed $25,000 in any calendar year. Shares for the Plan may be sourced from shares purchased in the open market, treasury shares or authorized and unissued shares. Eligibility will be extended to all regular and certain other employees of the Company, as defined in the Plan.

      For U.S. federal income tax purposes, an employee does not realize income at the time of entry into the Plan or purchase of a share. If no disposition of the stock is made within two years from the first day of an Offering Period, or one year from the date the share is purchased by the employee, upon subsequent disposition of the stock, ordinary income will be realized to the extent of the lesser of (1) 15% of the average market value on the first business day of the Offering Period, or (2) the amount by which the net proceeds of the sale exceed the price paid. Any further gain will be treated as capital gain. No income tax deduction will be allowed the Company for shares purchased by the employee, provided such shares are held for the periods described above. If the shares are disposed of within the periods described above, the employee will recognize ordinary income for the taxable year of the disposition equal to the excess of the fair market value of the shares on the date of purchase over the price paid. Generally, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the employee.

      The Plan may be administered by the Board of Directors or, in its discretion, by a committee comprised of senior management. The Plan may be amended by the Board of Directors but may not be amended, without prior shareholder approval, to increase the number of shares or to reduce the purchase price per share. The proceeds of the sale of stock and of administrative fees received under the Plan will constitute general funds of the Company and may be used by it for any purpose. The Plan provides for proportionate adjustments to reflect stock splits, stock dividends, or other changes in the capital stock.

      On March 31, 2000, the Company's common stock closed at $0.75 on the OTC:BB.

Required Vote

      A majority of the votes properly cast by or on behalf of the holders of all classes and series of the Company's outstanding capital stock, voting as a single class, is required to approve the 2000 Employee Stock Purchase Plan

      The Board of Directors unanimously recommends a vote FOR this proposal.

                                   ITEM 2

              RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      Subject to ratification by the shareholders, the Board of Directors has selected the firm of Grant Thornton LLP as the Company's independent auditors for the current year. Grant Thornton LLP has served as the Company's independent auditors since 1998.

      Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from shareholders.

      If the shareholders do not ratify the selection of Grant Thornton LLP as the Company's independent auditors, the selection of such auditors will be reconsidered by the Board of Directors.

Required Vote

      A majority of the votes properly cast by or on behalf of the holders of all classes and series of the Company's outstanding capital stock, voting as a single class, is required to approve the selection of Grant Thornton LLP as the Company's independent auditors for 2000.

      The Board of Directors unanimously recommends a vote FOR this proposal.

                      COMPLIANCE WITH SECTION 16(a) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent holders of Common Stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

      Based upon a review of filings with the Securities and Exchange Commission and written representations that no other reports were required, the Company believes that all of the Company's directors and executive officers complied during fiscal 1999 with the reporting requirements of
Section 16(a) of the Securities Exchange Act of 1934.

                         DEADLINES FOR SUBMISSION OF
                            SHAREHOLDER PROPOSALS

      Under regulations adopted by the Securities and Exchange Commission, any proposal submitted for inclusion in the Company's Proxy Statement relating to the Annual Meeting of Shareholders to be held in 2001 must be received at the Company's principal executive offices in Mountlake Terrace on or before October 5, 2000. Receipt by the Company of any such proposal from a qualified shareholder in a timely manner will not ensure its inclusion in the proxy material because there are other requirements in the proxy rules for such inclusion.

                                OTHER MATTERS

      Management knows of no matters to be brought before the meeting other than the election of director. However, if any other matters properly come before the Meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.

                                 10-K REPORT

      THE COMPANY WILL PROVIDE EACH BENEFICIAL OWNER OF ITS SECURITIES WITH A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE COMPANY'S MOST RECENT FISCAL YEAR, WITHOUT CHARGE, UPON RECEIPT OF A WRITTEN REQUEST FROM SUCH PERSON. SUCH REQUEST SHOULD BE DIRECTED TO CHIEF FINANCIAL OFFICER, DATAMARINE INTERNATIONAL, INC., 7030 - 220TH STREET S.W., MOUNTLAKE TERRACE, WASHINGTON 98043.

                                       By Order of the Board of Directors



                                       DAVID C. THOMPSON,
                                       Secretary

Mountlake Terrace, Washington
May 2, 2000

                                  EXHIBIT A

      Datamarine International, Inc. 2000 Employee Stock Purchase Plan

      The purpose of this Plan is to provide employees a continued opportunity to purchase Datamarine International, Inc. stock through semiannual offerings commencing October 1, 2000. 100,000 shares of Datamarine stock in the aggregate ($0.01 par value) have been approved for this purpose.

      1. Administration. The Plan shall be administered by the Board of Directors or, in its discretion, by a committee appointed by the Board of Directors from members of senior management. The Committee shall have authority to make rules and regulations for the administration of the Plan; its interpretations and decisions with regard thereto shall be final and conclusive.

      2. Eligibility. Except as provided below, employees of the Corporation and of any participating subsidiary who have completed one year of employment and whose employment is 20 hours or more per week shall be eligible to participate in the Plan. Eligibility rules may be prescribed by the Committee from time to time, such rules, however, shall neither permit nor deny participation in the Plan contrary to the requirements of the Internal Revenue Code (including, but not limited to, Section 423 (b)(3),
(4), (5), and (8) thereof) and the regulations promulgated thereunder. No employee may be granted an option if such employee, immediately after the option is granted, owns 5% or more of the total combined voting power or value of the stock of the Corporation or any subsidiary. For purposes of the preceding sentence, the rules of Section 424(d) of the Internal Revenue Code shall apply in determining the stock ownership of an employee, and stock that the employee may purchase under outstanding options shall be treated as stock owned by the employee.

      3. Offering Periods. The Corporation shall make semiannual offering periods to employees to purchase Datamarine stock under this Plan (each, an "Offering Period"). Each Offering Period shall be six months in duration, during which (or during such portion thereof as an employee may elect to participate) the amounts received as compensation by an employee shall constitute the measure of such of the employee's participation in the Offering Period as is based on compensation.

      4. Purchase of Shares. Each employee participating in the Plan during any Offering Period shall be granted an option, upon the effective date of such Offering Period, for as many full shares of Datamarine stock as the participating employee may elect to purchase with up to 10% of the compensation received during the specified Offering Period, to be paid by payroll deductions during such Offering Period. The purchase price for each share will be the lesser of 85% of the average market price for the five business days immediately preceding the first or last day of the Offering Period.

      As of the last day of the Offering Period, the account of each participating employee shall be totaled, and the employee shall be deemed to have exercised an option to purchase one or more full shares at the then applicable price; the employee's account shall be charged for the amount of the purchase; and the ownership of such share or shares shall be appropriately evidenced on the books of the Corporation. Additional shares covered by the employee's option shall be purchased in the same manner, as of the last day of each subsequent Offering Period.

      5. Participation. An employee eligible for participation on the effective date of any Offering Period may participate in such Offering Period by completing and forwarding a payroll deduction authorization to the employee's appropriate payroll location in accordance with payroll procedures established by Datamarine. The form will authorize a regular payroll deduction from the employee's compensation, and must specify the first day of the Offering Period in which such deduction is to commence, which may not be retroactive. The form must be received by the Corporation's payroll department in accordance with established payroll procedures.

      6. Deductions. The Corporation shall maintain payroll deduction accounts for all participating employees. With respect to any Offering Period under this Plan, an employee may authorize a payroll deduction of a whole percentage (up to a maximum of 10%) of the compensation the employee receives during the Offering Period (or during such portion thereof in which the employee may elect to participate).

      No employee may be granted an option that permits his or her rights to purchase stock under this Plan, and any other stock purchase plan of the Corporation and its subsidiaries, to accrue at a rate that exceeds $25,000 of the fair market value of such stock (determined at the effective date of the applicable Offering Period) for each calendar year in which the option is outstanding at any time.

      7. Deduction Changes. All changes to payroll deductions under the Plan shall be in accordance with payroll procedures established by Datamarine. An employee may change his or her payroll deduction, or terminate participation in the Plan, by filing a new payroll deduction authorization. Any increase in an employee's payroll deduction will not take effect sooner than the first payroll period beginning in the next Offering Period which begins after receipt of the authorization, provided the employee remains enrolled in the Plan. A decrease in an employee's payroll deduction or a termination of participation will not take effect sooner than the next pay period which begins after receipt of the authorization. In no event will an employee receive interest with respect to payroll deductions, whether used to purchase stock or returned in cash.

      8. Employee Accounts and Certificates. Upon purchase of one or more full shares by a Plan participant pursuant to Section 4 hereof, the Corporation shall establish a book entry account in the name of the employee to reflect the share(s) purchased at that time. Certificates shall be issued only on request and also when necessary to comply with transaction requirements outside the United States.

      9. Registration of Shares. Shares may be registered only in the name of the employee, or, if the employee so indicates on the employee's payroll deduction authorization form, in the employee's name jointly with a member of the employee's family, with right of survivorship. An employee who is a resident of a jurisdiction that does not recognize such a joint tenancy may have shares registered in the employee's name as tenant in common or as community property with a member of the employee's family, without right of survivorship.

      10. Definitions. The term "Corporation" or "Datamarine" means Datamarine International, Inc., a Washington corporation.

      The term "Datamarine stock" means the common stock of Datamarine International, Inc.

      The term "market price" means the closing price of Datamarine stock on the OTC:BB or other said exchange on a given day or, if no sales of Datamarine stock were made on that day, the closing price of Datamarine stock on the next preceding day on which sales were made on said exchange.

      The term "subsidiary" means a subsidiary of the Corporation within the meaning of Section 424(f) of the Internal Revenue Code and the regulations promulgated thereunder.

      11. Rights as a Shareholder. None of the rights or privileges of a shareholder of the Corporation shall exist with respect to shares purchased under this Plan unless and until such shares shall have been appropriately evidenced on the books of the Corporation.

      12. Rights on Retirement, Death, or Termination of Employment. In the event of a participating employee's retirement, death, or termination of employment the employee shall be ineligible to continue to participate in the Plan, and no payroll deduction shall be taken from any pay due and owing to the employee after the pay period during which the employee became ineligible.

      13. Rights Not Transferable. Rights under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee's lifetime only by the employee.

      14. Application of Funds and Administrative Fees. All funds received or held by the Corporation under this Plan may be used for any corporate purpose. The Committee may impose reasonable administrative fees on participating employees to defray the administrative costs of the Plan, which shall in no event exceed the actual administrative costs of the Plan. Initially, participating employees shall pay no fee.

      15. Adjustments in Case of Changes Affecting Datamarine Stock. In the event of a subdivision of outstanding shares, or the payment of a stock dividend, the number of shares approved for this Plan shall be increased proportionately, and such other adjustments shall be made as may be deemed equitable by the Board of Directors. In the event of any other change affecting Datamarine stock, such adjustments shall be made as may be deemed equitable by the Board of Directors to give proper effect to such event.

      16. Amendment of the Plan. The Board of Directors may at any time, or from time to time, amend this Plan in any respect except that without the approval of a majority of the shares of stock of the Corporation voted at a meeting duly called, no amendment shall be made (i) increasing the number of shares approved for this Plan (other than as provided in Section 15 hereof) or (ii) decreasing the purchase price per share.

      17. Termination of the Plan. This Plan and all rights of employees under any offering hereunder shall terminate:

      (a) on the day that participating employees become entitled to purchase a number of shares equal to or greater than the number of shares remaining available for purchase. If the number of shares so purchasable is greater than the shares remaining available, the available shares shall be allocated by the Committee among such participating employees in such manner as it deems fair, or

      (b)  at any time, at the discretion of the Board of Directors.

      18. Governmental Regulations. The Corporation's obligation to sell and deliver Datamarine stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance, or sale of such stock.

      19. Plan Shares. Shares for the Plan may be sourced from shares purchased in the open market treasury shares, or authorized and unissued shares.


                                    PROXY

                       DATAMARINE INTERNATIONAL, INC.

                       ANNUAL MEETING OF SHAREHOLDERS
                                June 6, 2000

      The undersigned hereby appoints Stephen W Frankel and David C. Thompson, and each of them, with full power of substitution, proxies to represent the undersigned at the Annual Meeting of the Shareholders of DATAMARINE INTERNATIONAL, INC. to be held June 6, 2000 at 10:00 a.m. at the offices of Davis Wright Tremaine L.L.P., 2600 Century Square, 1501 Fourth Avenue, Seattle, Washington 98101, and at any adjournments or postponements thereof, to vote in the name and place of the undersigned, with all powers which the undersigned would possess if personally present, all of the shares of DATAMARINE INTERNATIONAL, INC. standing in the name of the undersigned upon such business as may properly come before the meeting.

PLEASE DATE AND SIGN THIS PROXY IN THE SPACE PROVIDED AND RETURN IT IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON.

SEE REVERSE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
   SIDE                                                             SIDE


DATAMARINE INTERNATIONAL, INC.
  c/o EquiServe
  P.O. Box 9398
  Boston, MA 02205-9398

Vote by Telephone                       Vote by Internet

It's fast, convenient, and immediate!   It's fast, convenient and your vote
Call Toll-Free on a Touch-Tone Phone    is immediately confirmed and posted.
1-877-PRX-VOTE (1-877-779-8683)

Follow these four easy steps.           Follow these four easy steps.

1. Read the accompanying Proxy          1. Read the accompanying Proxy
   Statement/Prospectus and Proxy Card     Statement/Prospectus and Proxy Card

2. Call the toll-free number            2. Go to the Website
   1-877-PRX-VOTE (1-877-779-8683).        http://www/eproxyvote.com/dmar

3. Enter your 14-digit Vote Control     3. Enter your 14-digit Voter Control
   Number located on your Proxy Card       Number located on your Proxy Card
   above your name.                        above your name.

4. Follow the recorded instructions.    4. Follow the instructions provided.

Your vote in important!                 Your vote in important!
Call 1-877-PRX-VOTE anytime!            Go to http://www.eproxyvote.com/dmar
                                        anytime!

Do not return your Proxy Card if you are voting by Telephone or Internet.

                                 DETACH HERE

[X]  Please mark
     votes as in
     this example.

This proxy is solicited on behalf of the Board of Directors. The Board recommends an affirmative vote on all proposals specified. Shares will be voted as specified. If no specification is made, the shares represented will be voted FOR proposals 1 and 2 as set forth in the Proxy Statement.

1. To approve the adoption of the Datamarine       FOR   AGAINST   ABSTAIN
   International, Inc. 2000 Employee Stock         [ ]     [ ]       [ ]
   Purchase Plan.

2. Ratification of Grant Thornton LLP as           FOR   AGAINST   ABSTAIN
   independent auditors for 2000.                  [ ]     [ ]       [ ]

                    MARK HERE IF YOU PLAN TO ATTEND THE MEETING        [ ]

                    MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT      [ ]

                    Please sign exactly as your name(s) appear(s) on the Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature:_______________ Date:______  Signature:_______________ Date:______